________________________________________________________________________

NAVIENT STUDENT LOAN TRUST 2014-7,
SUPPLEMENTAL INDENTURE NO. 1 OF 2015,

dated as of December 2, 2015,

to

INDENTURE
dated as of August 14, 2014

among

NAVIENT STUDENT LOAN TRUST 2014-7,
as Issuer,

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity but solely as the Eligible Lender Trustee

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as the Indenture Trustee

________________________________________________________________________

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This SUPPLEMENTAL INDENTURE NO. 1 OF 2015, dated as of December 2, 2015 (this “Amendment”), is to:

(1)  the INDENTURE, dated as of August 14, 2014 (the “Indenture”), among Navient Student Loan Trust 2014-7, as Issuer (the “Issuer”), Deutsche Bank Trust Company Americas (“DBTCA”), as eligible lender trustee (the “Eligible Lender Trustee”), and Deutsche Bank National Trust Company (“DBNTC”), as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer desires to amend the Indenture to amend certain definitions contained therein;

WHEREAS, Section 9.2 of the Indenture permits supplemental indentures to the Indenture with the consent of the Noteholders of at least a majority of the Outstanding Amount of all of the Notes affected thereby for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture; provided that the consent of each affected Noteholder is required to, among other things, extend the maturity date of a class of notes;

WHEREAS, Section 4.1 of the Amended And Restated Trust Agreement, dated as of August 14, 2014, among Navient Funding LLC, as the Depositor (the “Depositor), the Eligible Lender Trustee, Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Delaware Trustee, and the Indenture Trustee, permits the amendment of the Indenture by a supplemental indenture with the prior consent of the Excess Distribution Certificateholders in circumstances where the consent of any Noteholder is required;

WHEREAS, the consents of outstanding Noteholders and Excess Distribution Certificateholders identified on the executed consent attached hereto as Exhibit A have been obtained; and

WHEREAS, the Opinions of Counsel referred to in Sections 9.3 and 11.1 of the Indenture are being delivered simultaneously herewith.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.  Defined Terms.

For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in Appendix A to the Indenture, as hereby amended.

SECTION 2.  Amendments and Modifications to the Indenture.

(a)           Appendix A to the Indenture is hereby amended by:

(i) deleting the definition of “Class A Maturity Date” in its entirety and replacing it with the follows:

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“Class A Maturity Date” means the March 25, 2083 Distribution Date.

(ii) deleting the definition of “Class B Maturity Date” in its entirety and replacing it with the follows:

“Class B Maturity Date” means the June 25, 2083 Distribution Date.

SECTION 3.  Additional Amendments and Modifications to the Indenture.  Pursuant to Section 9.6 of the Indenture, the Issuer has determined that a new amended and restated note for the Class A Notes, in the form attached hereto as Exhibit B, and a new amended and restated note for the Class B Notes,  in the form attached hereto as Exhibit C, are each required to conform to the amendments set forth herein, and the Indenture Trustee is authorized and directed to cancel the original Outstanding Class A Note and Class B Note and authenticate and deliver the replacement notes in exchange for Outstanding Class A Note and Class B Note.

SECTION 4.  Effect of Amendment.  On December 2, 2015 (the “Effective Date”), each of the amendments and modifications to the Indenture set forth herein shall be, and shall be deemed to be, effective in accordance herewith and, in each case, the respective rights, limitations, obligations, duties, liabilities and immunities of the respective parties thereto and hereto shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be deemed to be part of the respective terms and conditions of the Indenture for any and all purposes; provided, however, that prior to execution of this Amendment on the Effective Date, none of the terms and provisions of this Amendment shall be applicable to the Indenture.  Except as modified and expressly amended by this Amendment, the Indenture is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

SECTION 5.  Governing Law. THE TERMS OF THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.  Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 7.  Section Headings.  The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

SECTION 8.  Separate Counterparts.  This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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SECTION 9.  Continuing Effect. Except as expressly amended by this Amendment, the Indenture shall remain in full force and effect in accordance with its terms.

SECTION 10.  References to Indenture. From and after the date set forth above, all references to the Indenture in each applicable Underwriting Agreement, Trust Agreement, Servicing Agreement, Subservicing Agreement, Administration Agreement, Sub-Administration Agreement, Sale Agreement, Purchase Agreement, Guarantee Agreements, Depository Agreement, Custody Agreement, any applicable Note or any other applicable document executed or delivered in connection therewith shall be deemed a reference to the Indenture, as amended hereby, unless the context expressly requires otherwise.

SECTION 11.  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment, and shall in no way affect the validity or enforceability of the other provisions of this Amendment or of the applicable Notes or the rights of the applicable Noteholders thereof.

SECTION 12.  Binding Nature of Amendment; Assignment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and all current and future Noteholders.

SECTION 13.  The Indenture Trustee and the Eligible Lender Trustee.

(a)           In executing this Amendment, each of the Issuer, the Eligible Lender Trustee and the Indenture Trustee shall have the respective rights, protections, privileges, immunities and indemnities given to it under the Indenture. Neither the Eligible Lender Trustee nor the Indenture Trustee makes any representation or warranty as to the validity or sufficiency of this Amendment, nor to the recitals contained herein.

(b)           Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Eligible Lender Trustee under the Amended And Restated Trust Agreement relating to the Issuer and in no event shall Deutsche Bank Trust Company Americas in its individual capacity or as Eligible Lender Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

(c)           Notwithstanding anything contained herein or in any other related document to the contrary, this Amendment has been signed by Deutsche Bank National Trust Company, not in its individual capacity but solely as Indenture Trustee under the Indenture relating to the Issuer and in no event shall Deutsche Bank National Trust Company in its individual capacity or as Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

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SECTION 14.  Excess Distribution Certificateholder Consent and Direction.   Navient Investment Corporation hereby: (i) certifies that it owns 100% of the Excess Distribution Certificate issued by the Issuer; (ii) certifies that it consents to this Amendment in all respects; and (iii) instructs and directs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver this Amendment in the name of the Issuer.  In addition, Navient Investment Corporation, as the sole Excess Distribution Certificateholder of the Issuer, hereby irrevocably waives any rights it may have under any Basic Document (as defined in each Indenture) to receive prior notice of the substance of this Amendment.

SECTION 15.  Issuer Order.  Pursuant to Section 9.2 of the Indenture, Navient Solutions, Inc. as Administrator of the Issuer and on behalf of such Issuer, hereby directs and instructs Deutsche Bank National Trust Company, as Indenture Trustee, to execute and deliver this Amendment, and directs and instructs Deutsche Bank Trust Company Americas, as Eligible Lender Trustee, to execute and deliver this Amendment in the name of the Issuer.  The Administrator hereby confirms that it has provided prior written notice of this Amendment to the applicable Rating Agencies and any other required Persons within the time frames required under the Indenture and the Amended and Restated Trust Agreement.  The parties hereto agree that such notice shall be deemed to satisfy any provision requiring notice of this Amendment to be sent by the Eligible Lender Trustee.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 of 2015 to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above.

NAVIENT STUDENT LOAN TRUST 2014-7, as Issuer

By:  Deutsche Bank Trust Company Americas, not in its
        individual capacity but solely as the Eligible Lender Trustee

By:  /s/ Michele H.Y. Voon
Name:  Michele H.Y. Voon
Title: Vice President

By:  /s/ Mark Digiacomo
Name:  Mark Digiacomo
Title: Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in
its individual capacity but solely as the Indenture Trustee

By:  /s/ Michele H.Y. Voon
Name:  Michele H.Y. Voon
Title: Vice President

By:  /s/ Mark Digiacomo
Name:  Mark Digiacomo
Title: Vice President

EXHIBIT B

FORM OF AMENDED & RESTATED CLASS A NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $153,800,000
R-2	CUSIP NO.: 63939AAA9
ISIN: US63939AAA97
EUROPEAN COMMON CODE: 109341657

NAVIENT STUDENT LOAN TRUST 2014-7

AMENDED AND RESTATED
FLOATING RATE CLASS A STUDENT LOAN-BACKED NOTES

Navient Student Loan Trust 2014-7, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the aggregate original principal sum of ONE HUNDRED FIFTY-THREE MILLION, EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($153,800,000),  payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to the Class A Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section 3.1 of the Indenture dated as of August 14, 2014 (the “Indenture”), as amended from time to time, among the Issuer, Deutsche Bank Trust Company Americas, a New York banking corporation, as Eligible Lender Trustee on behalf of the Issuer, and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the March 25, 2083 Distribution Date (the “Class A Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class A Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

NAVIENT STUDENT LOAN TRUST 2014-7

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement

By:   ___________________________________________
Authorized Signatory

Date:  December [___], 2015

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as
Indenture Trustee

By:  ___________________________________________
Authorized Signatory

By:  ___________________________________________
Authorized Signatory

Date:  December [___], 2015

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class A Student Loan-Backed Notes (the “Class A Notes”) which, together with the Issuer’s Floating Rate Class B Student Loan-Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Notes”), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Eligible Lender Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

This Note is secured equally and ratably with the Collateral pledged as security therefore as provided in the Indenture.  On any Distribution Date, interest on each Class A Note will be paid first, and, thereafter, interest on the Class B Notes will be paid.  On any Distribution Date, the principal on the Class A Notes will be paid up to the applicable Class A Noteholders’ Principal Distribution Amount. Thereafter, on any Distribution Date, principal on the Class B Notes will be paid to the Class B Notes up to the applicable Class B Noteholders’ Principal Distribution Amount.  Payment priorities following the occurrence and during the continuation of an Event of Default will change as described in the Indenture.

Principal of the Class A Notes shall be payable on each Distribution Date in an amount described on the face hereof.  “Distribution Date” means the 25th day of each calendar month or, if any such date is not a Business Day, the next succeeding Business Day, commencing October 27, 2014.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  All principal payments on the Class A Notes shall be made pro rata to the Noteholders entitled thereto.

Interest on the Class A Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class A Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class A Rate.  The “Class A Rate” for each Accrual Period, other than the initial Accrual Period, shall be equal to One-Month LIBOR as determined on the second Business Day before the beginning of that Accrual Period plus 0.64%.  The interest for the initial Accrual Period shall be as set forth in the definition of Class A Rate contained in Appendix A to the Indenture.

If Definitive Notes have been issued as of the applicable Record Date, then payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  With respect to Notes registered on the applicable Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), unless Definitive Notes have been issued, payments shall be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Noteholder hereof as of the preceding Record Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class A Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered  on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount shall be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that for federal, state and local income and franchise tax, and financial accounting, purposes, (a) the Notes will constitute indebtedness of the Issuer and (b) the Excess Distribution Certificateholder will be treated as owning all of the assets, and assuming (but without assuming personal recourse to such Certificateholder) all of the liabilities (including the Notes), of the Issuer and shall in all events take positions consistent with, and in no event take a position inconsistent with, the provisions described in clauses (a) and (b) in the preparation of any returns and reports, and with respect to any audit or controversy, as to which either of the positions described in clauses (a) or (b) above would be relevant.

Upon acquisition or transfer of this Note or a beneficial interest in this Note, as the case may be, by, for or with the assets of, a Benefit Plan, such Note Owner shall be deemed to have represented that such acquisition or purchase will not constitute or otherwise result in: (i) in the case of a Benefit Plan subject to Title I of ERISA or Section 4975 of the Code, a non-exempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code which is not covered by a class or other applicable exemption and (ii) in the case of a Benefit Plan subject to a substantially similar federal, state, local or foreign law, a non-exempt violation of such substantially similar law.  Any transfer found to have been made in violation of such deemed representation shall be null and void and of no effect.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the Outstanding Amount of all Notes at the time outstanding.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Deutsche Bank National Trust Company, in its individual capacity, Deutsche Bank Trust Company Americas, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purpose of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The Noteholder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

EXHIBIT C

FORM OF AMENDED & RESTATED CLASS B NOTE

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

NUMBER	PRINCIPAL AMOUNT: $4,200,000
R-2	CUSIP NO.: 63939AAB7
ISIN: US63939AAB70
EUROPEAN COMMON CODE: 109341665

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NAVIENT STUDENT LOAN TRUST 2014-7

AMENDED AND RESTATED
FLOATING RATE CLASS B STUDENT LOAN-BACKED NOTES

Navient Student Loan Trust 2014-7, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the aggregated original principal sum of FOUR MILLION, TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($4,200,000), payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable to the Class B Noteholders on such Distribution Date in respect of principal of the Notes pursuant to Section 3.1 of the Indenture dated as of August 14, 2014 (the “Indenture”), as amended from time to time, among the Issuer, Deutsche Bank Trust Company Americas, a New York banking corporation, as Eligible Lender Trustee on behalf of the Issuer, and Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee (the “Indenture Trustee”) (capitalized terms used but not defined herein being defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the June 25, 2083 Distribution Date (the “Class B Maturity Date”).

The Issuer shall pay interest on this Note at the rate per annum equal to the Class B Rate (as defined on the reverse hereof), on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Note shall accrue from and including the immediately preceding Distribution Date (or, in the case of the first Accrual Period, the Closing Date) to but excluding the following Distribution Date (each an “Accrual Period”).  Interest shall be calculated on the basis of the actual number of days elapsed in each Accrual Period divided by 360.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

NAVIENT STUDENT LOAN TRUST 2014-7

By:	DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement

By:   ___________________________________________
Authorized Signatory

Date:  December [___], 2015

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely as
Indenture Trustee

By:  ___________________________________________
Authorized Signatory

By:  ___________________________________________
Authorized Signatory

Date:  December [___], 2015

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This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class B Student Loan-Backed Notes (the “Class B Notes”) which, together with the Issuer’s Floating Rate Class B Student Loan-Backed Notes (the “Class B Notes” and, together with the Class B Notes, the “Notes”), are issued under and secured by the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Eligible Lender Trustee and the Noteholders.  The Notes are subject to all terms of the Indenture.

This Note is secured equally and ratably with the Collateral pledged as security therefore as provided in the Indenture.  On any Distribution Date, interest on each Class B Note will be paid first, and, thereafter, interest on the Class B Notes will be paid.  On any Distribution Date, the principal on the Class B Notes will be paid up to the applicable Class B Noteholders’ Principal Distribution Amount. Thereafter, on any Distribution Date, principal on the Class B Notes will be paid to the Class B Notes up to the applicable Class B Noteholders’ Principal Distribution Amount.  Payment priorities following the occurrence and during the continuation of an Event of Default will change as described in the Indenture.

Principal of the Class B Notes shall be payable on each Distribution Date in an amount described on the face hereof.  “Distribution Date” means the 25th day of each calendar month or, if any such date is not a Business Day, the next succeeding Business Day, commencing October 27, 2014.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class B Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Indenture Trustee or the Noteholders representing not less than a majority of the Outstanding Amount of the Notes shall have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

Interest on the Class B Notes shall be payable on each Distribution Date on the principal amount outstanding of the Class B Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Class B Rate.  The “Class B Rate” for each Accrual Period, other than the initial Accrual Period, shall be equal to One-Month LIBOR as determined on the second Business Day before the beginning of that Accrual Period plus 1.50%.  The interest for the initial Accrual Period shall be as set forth in the definition of Class B Rate contained in Appendix A to the Indenture.

If Definitive Notes have been issued as of the applicable Record Date, then payments of interest on this Note on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of

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whether such check is returned undelivered.  With respect to Notes registered on the applicable Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), unless Definitive Notes have been issued, payments shall be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, shall notify the Person who was the Noteholder hereof as of the preceding Record Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest on this Note at the Class B Rate to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note shall be registered  on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount shall be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee or the Indenture Trustee or of any successor or assign thereof in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable,

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to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that for federal, state and local income and franchise tax, and financial accounting, purposes, (a) the Notes will constitute indebtedness of the Issuer and (b) the Excess Distribution Certificateholder will be treated as owning all of the assets, and assuming (but without assuming personal recourse to such Certificateholder) all of the liabilities (including the Notes), of the Issuer and shall in all events take positions consistent with, and in no event take a position inconsistent with, the provisions described in clauses (a) and (b) in the preparation of any returns and reports, and with respect to any audit or controversy, as to which either of the positions described in clauses (a) or (b) above would be relevant.

Upon acquisition or transfer of this Note or a beneficial interest in this Note, as the case may be, by, for or with the assets of, a Benefit Plan, such Note Owner shall be deemed to have represented that such acquisition or purchase will not constitute or otherwise result in: (i) in the case of a Benefit Plan subject to Title I of ERISA or Section 4975 of the Code, a non-exempt prohibited transaction in violation of Section 406 of ERISA or Section 4975 of the Code which is not covered by a class or other applicable exemption and (ii) in the case of a Benefit Plan subject to a substantially similar federal, state, local or foreign law, a non-exempt violation of such substantially similar law.  Any transfer found to have been made in violation of such deemed representation shall be null and void and of no effect.

Each Noteholder or Note Owner, by acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, covenants and agrees that by accepting the benefits of the Indenture such Noteholder or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Noteholders under the Indenture at any time by the Issuer with the consent of the Noteholders representing a majority of the Outstanding Amount of all Notes at the time outstanding.  The Indenture also contains provisions permitting the Noteholders representing specified percentages of the Outstanding Amount of the Notes, on behalf of all the Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past

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defaults under the Indenture and their consequences.  Any such consent or waiver by the holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.  The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Note shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither Deutsche Bank National Trust Company, in its individual capacity, Deutsche Bank Trust Company Americas, in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purpose of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The Noteholder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

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